                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants of Ampal-American Israel Corporation, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-51023 and 33-55137.

                                          ARTHUR ANDERSEN LLP

New York, New York
March 25, 1999